Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Interdyne Company (the "Company") on Form 10-KSB for the fiscal year ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 20, 2004

                                         By: /s/ Sun Tze Whang
                                             -----------------------
                                             Sun Tze Whang
                                             Chief Executive Officer

September 20, 2004

                                         By: /s/ Kit H. Tan
                                             -----------------------
                                             Kit H. Tan
                                             Chief Financial Officer


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